J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies


October 31, 1996


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                             Re:    Municipal Securities Trust,
                                    Multistate Series 38

Gentlemen:

        We have examined the post-effective Amendment to the Registration Statement File No. 33-29989 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

        In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

        You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto



FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies


October 31, 1996


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                             Re:    Municipal Securities Trust,
                                    Multistate Series 40 (NY), Series 49

Gentlemen:

        We have examined the post-effective Amendment to the Registration Statement File No. 33-36335 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

        In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

        You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto



FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies


October 31, 1996


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                             Re:    Municipal Securities Trust,
                                    Multistate Series 44

Gentlemen:

        We have examined the post-effective Amendment to the Registration Statement File No. 33-50901 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

        In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

        You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto



FAC/trh